Exhibit 21.1

Subsidiaries of the Registrant

The following is a list of the subsidiaries that KKR & Co. L.P. will have immediately after the completion of the Transactions.

Name/ D/B/A	Jurisdiction

Accellent Holdings LLC	Delaware
Bali Investments S.à r.l.	Luxembourg
Blacksmith Holding S.A.	Luxembourg
Buck Holdings, L.P.	Delaware
Buck Holdings, LLC	Delaware
Buck SLP LLC	Delaware
Capmark Co-Investment L.L.C.	Delaware
CIHL Parent Limited	Cayman Islands
Component Investments Holding Limited	Cayman Islands
Financière Light III S.à r.l.	Luxembourg
Financière Victor I S.à r.l.	Luxembourg
Financière Victor III S.à r.l.	Luxembourg
Fusion Acquisition LLC	Delaware
GMACCH Investor LLC	Delaware
HdC Recreation Holdings I, LLC	Delaware
Hercules Holding II, LLC	Delaware
Heyn 1 S.à r.l.	Luxembourg
Heyn 2 S.à r.l.	Luxembourg
KKR & Co. L.L.C.	Delaware
KKR (Cayman) Limited	Cayman Islands
KKR 2006 Fund (Overseas), Limited Partnership	Cayman Islands
KKR 2006 Fund L.P.	Delaware
KKR 2006 GP LLC	Delaware
KKR 2006 Limited	Cayman Islands
KKR Alternative Investment Fund I LP	Cayman Islands
KKR Alternative Investment Fund II LP	Cayman Islands
KKR Asia Limited (Cayman)	Cayman Islands
KKR Asia Limited (Hong Kong)	Hong Kong
KKR Asia LLC	Delaware
KKR Asian Co-Invest Fund I LP	Hong Kong
KKR Asian Co-Invest Fund II LP	Hong Kong
KKR Asian Fund L.P.	Cayman Islands
KKR Associates 2006 (Overseas), Limited Partnership	Cayman Islands
KKR Associates 2006 L.P.	Delaware
KKR Associates Asia L.P.	Cayman Islands
KKR Associates Europe II, Limited Partnership	Alberta, Canada
KKR Associates Europe III, Limited Partnership	Cayman Islands
KKR Associates Europe, Limited Partnership	Alberta, Canada
KKR Associates Millennium (Overseas), Limited Partnership	Alberta, Canada
KKR Associates Millennium L.P.	Delaware
KKR Australia Pty	Australia

KKR Biomet LLC	Delaware
KKR Capital Markets Holding, L.P.	Delaware
KKR Capital Markets Holdings GP LLC	Delaware
KKR Capital Markets Japan	Japan
KKR Capital Markets LLC	Delaware
KKR Capital Markets Ltd	United Kingdom
KKR Corporate Lending LLC	Delaware
KKR Corporate Lending UK LLC	Delaware
KKR Debt Investors 2006 (Cayman) Corp	Cayman Islands
KKR Debt Investors 2006 S.à r.l.	Luxembourg
KKR Debt Investors II (2006) Corp	Ireland
KKR Debt Investors II (2006) Ireland LP	Ireland
KKR DI 2006 GP Limited	Cayman Islands
KKR DI 2006 LP	Cayman Islands
KKR Europe II Limited	Cayman Islands
KKR Europe III Limited	Cayman Islands
KKR Europe Limited	Cayman Islands
KKR European Co-Invest Fund I LP	Cayman Islands
KKR European Co-Invest Fund II LP	Cayman Islands
KKR European Fund, Limited Partnership	Alberta, Canada
KKR European Fund II, Limited Partnership	Alberta, Canada
KKR European Fund III, Limited Partnership	Cayman Islands
KKR FI Advisors LLC	Delaware
KKR Financial Advisors II, LLC	Delaware
KKR Financial Advisors LLC	Delaware
KKR Fund Holdings GP Limited	Cayman Islands
KKR Fund Holdings L.P.	Cayman Islands
KKR Glory (2006) Limited	Cayman Islands
KKR Glory (European II) Limited	Cayman Islands
KKR Glory (KPE) Limited	Cayman Islands
KKR Holdings GP Limited	Cayman Islands
KKR Holdings L.P.	Cayman Islands
KKR IFI GP LP	Cayman Islands
KKR IFI Limited	Cayman Islands
KKR I-H Limited	Cayman Islands
KKR I-L Limited	Cayman Islands
KKR Index Fund Investments LP	Cayman Islands
KKR Investment Consultancy (Beijing) Company Limited	China
KKR Japan Limited	Japan
KKR JP LLC	Delaware
KKR KPE LLC	Delaware
KKR Management Holdings Corp.	Delaware
KKR Management Holdings L.P.	Delaware
KKR Management LLC	Delaware
KKR Master Index Fund LP	Cayman Islands
KKR MIF Carry Holdings LP	Cayman Islands
KKR MIF Carry Limited	Cayman Islands
KKR MIF Fund Holdings LP	Cayman Islands

KKR MIF GP Limited	Cayman Islands
KKR MIF Holdings Limited	Cayman Islands
KKR Millennium Fund L.P.	Delaware
KKR Millennium Fund (Overseas), Limited Partnership	Alberta, Canada
KKR Millennium GP LLC	Delaware
KKR Millennium Limited	Cayman Islands
KKR North American Co-Invest Fund I LP	Cayman Islands
KKR North American Co-Invest Fund II LP	Cayman Islands
KKR NXP (2006) Limited	Cayman Islands
KKR NXP (European II) Limited	Cayman Islands
KKR NXP (Millennium) Limited	Cayman Islands
KKR PEI Alternative Investments Limited	Cayman Islands
KKR PEI Associates Holdings L.P.	Cayman Islands
KKR PEI Associates, L.P.	Guernsey
KKR PEI GP Limited	Guernsey
KKR PEI Investments, L.P.	Guernsey
KKR PEI Japan Investment I, Ltd.	Cayman Islands
KKR PEI Opportunities GP, Ltd.	Cayman Islands
KKR PEI Opportunities, L.P.	Cayman Islands
KKR PEI Securities Holdings, Ltd.	Cayman Islands
KKR PEI SICAR, S.à r.l.	Luxembourg
KKR PEI Solar Holdings I, Ltd.	Cayman Islands
KKR PEI Solar Holdings II, Ltd.	Cayman Islands
KKR Purchasing LLC	Delaware
KKR Sprint (2006) Limited	Cayman Islands
KKR Sprint (European II) Limited	Cayman Islands
KKR Sprint (KPE) Limited	Cayman Islands
KKR Sprint SLP Limited	Cayman Islands
KKR Strategic Capital Holdings GP, Ltd.	Cayman Islands
KKR Strategic Capital Institutional Fund, Ltd.	Cayman Islands
KKR Strategic Capital Management, L.L.C.	Delaware
KKR Strategic Capital Partners, L.L.C.	Delaware
KKR TDC (European II) L.P.	Cayman Islands
KKR TDC (European II) Limited	Cayman Islands
KKR TDC (Millennium) L.P.	Cayman Islands
KKR TDC (Millennium) Limited	Cayman Islands
KKR TEF SLP LLC	Delaware
KKR Towers Company (Cayman) Limited	Cayman Islands
KKR VNU (Millennium) L.P.	Cayman Islands
KKR VNU (Millennium) Limited	Cayman Islands
KMIF Cash Investments LP	Cayman Islands
Kohlberg Kravis Roberts & Co. (Fixed Income Asia) Limited	Hong Kong
Kohlberg Kravis Roberts & Co. (Fixed Income) Ltd.	England and Wales
Kohlberg Kravis Roberts & Co. (Fixed Income) LLC	Delaware
Kohlberg Kravis Roberts & Co. L.P.	Delaware
Kohlberg Kravis Roberts & Co. Limited	United Kingdom
Kohlberg Kravis Roberts & Co. SAS	France
Latch Cayman II Limited	Delaware

Latch Holding (Cayman) I Limited	Delaware
Latch Holding (Cayman) II Limited	Delaware
Latch Holding (Cayman) III Limited	Delaware
New Omaha Holdings LLC	Delaware
New Omaha Holdings L.P.	Delaware
New Omaha SLP LLC	Delaware
NIS Holding S.à r.l.	Luxembourg
Pleiades International S.à r.l.	Luxembourg
Precision Capital Holdings Limited	Cayman Islands
Precision Capital Holdings Pte Ltd	Singapore
Rally Lux Holding One S.à r.l.	Luxembourg
Rubus International S.à r.l.	Luxembourg
Sealy Holding LLC	Delaware
SEVRES I S.à r.l.	Luxembourg
SEVRES II S.à r.l.	Luxembourg
SEVRES III S.à r.l.	Luxembourg
SEVRES IV S.à r.l.	Luxembourg
Sprint Co-Invest GP Limited	Cayman Islands
Sprint SLP L.P.	Cayman Islands
Superlift Holding S.à r.l.	Luxembourg
Texas Energy Future Capital Holdings LLC	Delaware
Texas Energy Future Holdings Limited Partnership	Delaware
Titan Cement Limited	British Virgin Islands
Titan Investment Limited	Cayman Islands
Titan Investment S.à r.l.	Luxembourg
Toybox Holdings, LLC	Delaware
Trieste S.à r.l.	Luxembourg
Unisteel Technology International Limited	Labuan
Wengen Alberta, Limited Partnership	Alberta, Canada
Wengen Investments Limited	Cayman Islands